                                GROWTH PORTFOLIO
                                NEUBERGER BERMAN
                           ADVISERS MANAGEMENT TRUST
                               SEMI-ANNUAL REPORT
                                 JUNE 30, 1999

                                                                    NMATR8060699

PORTFOLIO MANAGERS' COMMENTARY
Neuberger Berman Advisers Management Trust                         June 30, 1999
--------------------------------------------------------------------------------
          Growth Portfolio
   JENNIFER SILVER & BROOKE COBB, PORTFOLIO CO-MANAGERS
   The portfolio produced a 3.02% return* during the first six months of 1999, while its benchmark, the Russell Midcap Growth Index, provided a 14.19% return. The portfolio co-managers, Jennifer Silver and Brooke Cobb, attribute the portfolio's performance to their stock selection strategy, which favors a diverse array of mid-cap companies in a variety of industries. In contrast, the mid-cap market's advance was very narrowly concentrated in just a handful of larger growth and technology companies.
   While Silver and Cobb increased their holdings of Internet-related stocks during the first quarter, they have insisted that these investments conform to their stringent investment criteria. This approach led the managers not just to traditional Internet stocks, but also to related businesses such as credit card companies expected to benefit from increased use of on-line payment, as well as retailers that sell goods through their web sites. This strategy quickly produced good results: financial services firm Donaldson, Lufkin & Jenrette (1.5% of assets as of June 30, 1999) was the portfolio's best performing stock during the first quarter, primarily because of the growth of its Internet-based brokerage service.
   When Internet stocks began to give back some of their previous gains during the second quarter, Silver and Cobb sold some of their larger positions, including Yahoo and Amazon.com, that had previously provided strong returns. The portfolio managers redeployed those assets to "enabling technology" companies, such as Internet advertising company Double Click (0.5%), data collection and storage provider Inktomi (0.5%), and software developer Siebel Systems (1.8%).
   During the second half of the six-month reporting period, it became apparent that economies in the U.S., Japan, Asia and Latin America were stronger than many analysts expected. As a result, domestic interest rates began to rise amid investors' concerns that inflation pressures might re-emerge. Because higher interest rates have the potential to erode earnings, many highly valued growth companies lost value. Instead, equity investors turned their attention to attractively valued companies that had been out-of-favor.
   As a result, the stocks of many consumer cyclical companies, such as retailers, experienced heightened volatility, as investors became increasingly concerned that consumer spending might slow. Silver and Cobb attempted to take advantage of this volatility by increasing existing holdings and establishing new positions on perceived price weakness. For example, they added consumer electronics retailer Best Buy (2.1%), which they expect to benefit from the sale of popular new video technologies, such as digital video disks and large-screen televisions. Other additions included apparel retailer Ann Taylor (1.1%), which the portfolio managers believe is in the midst of a merchandising-driven recovery.
   The portfolio benefited from the good performance of some of its individual holdings in a variety of industries. Citrix Systems (3.1%), a company that makes client and application server software to enable the efficient enterprise-wide deployment of Windows-based business applications reported better-than-expected earnings. Waste management company, Republic Services (2.1%) saw its stock price rise in response to strong fundamentals in a consolidating industry. And, biotechnology company Immunex (1.6%) benefited from strong sales of its arthritis drug and progress toward FDA approval of additional drugs in its pipeline.

   Looking forward, Silver and Cobb remain optimistic. In their view, the shift in market leadership from large-cap to smaller stocks may persist, especially if interest rates remain at or near current levels. Silver and Cobb report that they have continued to seek fundamentally strong companies in the mid-cap market that have good earnings and are selling at attractive valuations. While mid-cap growth companies tend to experience volatile short-term price fluctuations, they believe that, over the longer term, higher valuations for many mid-cap companies are possible if investor sentiment becomes more positive in the event that current interest-rate fears subside.

*2.90%, 18.42% and 12.25% were the average annual total returns for the 1-,  5-, and 10-year periods ended June 30, 1999. Results are shown on a "total return" basis and include reinvestment of all dividends and capital gain distributions. NBMI may absorb certain operating expenses of Neuberger Berman AMT Growth Portfolio. Absent such arrangement, which is subject to change, the total returns would have been less. Performance data quoted represents past performance, which is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that the shares, when redeemed, may be worth more or less than their original cost. The performance information does not reflect separate account and insurance policy fees and expenses.

 The Russell Midcap Growth Index measures the performance of those Russell Midcap Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000 Index, which represents approximately 35% of the total market capitalization of the Russell 1000 Index (which, in turn, consists of the 1,000 largest U.S. companies, based on market capitalization).

 Please note that indices do not take into account any fees and expenses of investing in the individual securities that they track, and that individuals cannot invest directly in any index. Data about the performance of this index are prepared or obtained by Neuberger Berman Management Inc. and include reinvestment of all dividends and capital gains distributions. The Portfolio invests in many securities not included in the above-described index.

 The composition, industries and holdings of the Portfolio are subject to change.

 The investments for the Portfolio are managed by the same Portfolio manager(s) who manage one or more other mutual funds that have similar names, investment objectives and investment styles as the Portfolio. You should be aware that the Portfolio is likely to differ from the other mutual funds in size, cash flow pattern and tax matters. Accordingly, the holdings and performance of the Portfolio can be expected to vary from those of the other mutual funds.

 Shares of the separate Portfolios of Neuberger Berman Advisers Management Trust are sold only through the currently effective prospectus and are not available to the general public. Shares of the AMT Portfolios may be purchased only by life insurance companies to be used with their separate accounts that fund variable annuity and variable life insurance policies and by qualified pension and retirement plans.

STATEMENT OF ASSETS AND LIABILITIES
Neuberger Berman Advisers Management Trust
--------------------------------------------------------------------------------
          Growth Portfolio

                                                       June 30,
                                                         1999
                                                     (UNAUDITED)
                                                    --------------
ASSETS
      Investment in Series, at value (Note A)       $  509,209,343
      Receivable for Trust shares sold                   2,622,858
                                                    --------------
                                                       511,832,201
                                                    --------------
LIABILITIES
      Payable to administrator (Note B)                    119,077
      Accrued expenses                                      57,615
      Payable for Trust shares redeemed                     24,628
                                                    --------------
                                                           201,320
                                                    --------------
NET ASSETS at value                                 $  511,630,881
                                                    --------------

NET ASSETS consist of:
      Par value                                     $       20,038
      Paid-in capital in excess of par value           361,805,141
      Accumulated undistributed net investment
       loss                                             (1,202,589)
      Accumulated net realized gains on investment      16,597,541
      Net unrealized appreciation in value of
       investment                                      134,410,750
                                                    --------------
NET ASSETS at value                                 $  511,630,881
                                                    --------------

SHARES OUTSTANDING
      ($.001 par value; unlimited shares
       authorized)                                      20,037,481
                                                    --------------

NET ASSET VALUE, offering and redemption price per
  share                                                     $25.53
                                                    --------------

SEE NOTES TO FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS
Neuberger Berman Advisers Management Trust
--------------------------------------------------------------------------------
          Growth Portfolio

                                                      For the
                                                     Six Months
                                                       Ended
                                                      June 30,
                                                        1999
                                                    (UNAUDITED)
                                                    ------------
INVESTMENT INCOME
    Investment income from Series (Note A)          $ 1,201,220
                                                    ------------
    Expenses:
      Administration fee (Note B)                       798,022
      Legal fees                                         15,437
      Trustees' fees and expenses                        13,214
      Shareholder reports                                 6,981
      Custodian fees                                      4,959
      Auditing fees                                       4,642
      Registration and filing fees                          257
      Miscellaneous                                       2,278
      Expenses from Series (Notes A & B)              1,560,507
                                                    ------------
        Total expenses                                2,406,297
      Expenses reduced by custodian fee expense
       offset arrangement (Note B)                       (2,488)
                                                    ------------
        Total net expenses                            2,403,809
                                                    ------------
        Net investment loss                          (1,202,589)
                                                    ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
  FROM SERIES (NOTE A)
    Net realized gain on investment securities       17,915,933
    Change in net unrealized appreciation of
     investment securities                           (5,024,093)
                                                    ------------
        Net gain on investments from Series (Note
        A)                                           12,891,840
                                                    ------------
        Net increase in net assets resulting from
        operations                                  $11,689,251
                                                    ------------

SEE NOTES TO FINANCIAL STATEMENTS

STATEMENT OF CHANGES IN NET ASSETS
Neuberger Berman Advisers Management Trust
--------------------------------------------------------------------------------
          Growth Portfolio

                                           Six Months
                                              Ended           Year
                                            June 30,          Ended
                                              1999        December 31,
                                           (UNAUDITED)        1998
                                          -----------------------------
INCREASE (DECREASE) IN NET ASSETS:

FROM OPERATIONS:
    Net investment loss                   $  (1,202,589)  $ (2,367,759)
    Net realized gain on investments
     from Series (Note A)                    17,915,933     30,290,239
    Change in net unrealized
     appreciation of investments from
     Series (Note A)                         (5,024,093)    55,577,359
                                          -----------------------------
    Net increase in net assets resulting
     from operations                         11,689,251     83,499,839
                                          -----------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
    Net realized gain on investments        (30,380,350)  (153,330,889)
                                          -----------------------------
FROM TRUST SHARE TRANSACTIONS:
    Proceeds from shares sold               126,556,540    232,626,396
    Proceeds from reinvestment of
     distributions                           30,380,350    153,330,889
    Payments for shares redeemed           (242,986,468)  (283,467,035)
                                          -----------------------------
    Net increase (decrease) from Trust
     share transactions                     (86,049,578)   102,490,250
                                          -----------------------------
NET INCREASE (DECREASE) IN NET ASSETS      (104,740,677)    32,659,200
NET ASSETS:
    Beginning of period                     616,371,558    583,712,358
                                          -----------------------------
    End of period                         $ 511,630,881   $616,371,558
                                          -----------------------------
    Accumulated undistributed net
     investment loss at end of period     $  (1,202,589)  $         --
                                          -----------------------------

NUMBER OF TRUST SHARES:
    Sold                                      5,114,565      9,385,509
    Issued on reinvestment of
     distributions                            1,311,759      6,341,228
    Redeemed                                 (9,833,360)   (11,392,915)
                                          -----------------------------
    Net increase (decrease) in shares
     outstanding                             (3,407,036)     4,333,822
                                          -----------------------------

SEE NOTES TO FINANCIAL STATEMENTS

NOTES TO FINANCIAL STATEMENTS
Neuberger Berman Advisers Management Trust             June 30, 1999 (Unaudited)
--------------------------------------------------------------------------------
          Growth Portfolio

NOTE A -- SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:
1) GENERAL: Growth Portfolio (the "Fund") is a separate operating series of Neuberger Berman Advisers Management Trust (the "Trust"), a Delaware business trust organized pursuant to a Trust Instrument dated May 23, 1994. The Trust is currently comprised of eight separate operating series (the "Funds"). The Trust is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended, and its shares are registered under the Securities Act of 1933, as amended. The trustees of the Trust may establish additional series or classes of shares without the approval of shareholders.
      The assets of each fund belong only to that fund, and the liabilities of each fund are borne solely by that fund and no other.
      The Fund seeks to achieve its investment objective by investing all of its net investable assets in AMT Growth Investments (the "Series"), a series of Advisers Managers Trust having the same investment objective and policies as the Fund. The value of the Fund's investment in the Series reflects the Fund's proportionate interest in the net assets of the Series (100% at June 30, 1999). The performance of the Fund is directly affected by the performance of the Series. The financial statements of the Series, including the Schedule of Investments, are included elsewhere in this report and should be read in conjunction with the Fund's financial statements.
2) PORTFOLIO VALUATION: The Fund records its investment in the Series at value. Investment securities held by the Series are valued as indicated in the notes following the Series' Schedule of Investments.
3) TAXES: The Funds are treated as separate entities for U.S. Federal income tax purposes. It is the policy of the Fund to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of investment company taxable income and net capital gains (after reduction for any amounts available for U.S. Federal income tax purposes as capital loss carryforwards) sufficient to relieve it from all, or substantially all, U.S. Federal income taxes. Accordingly, the Fund paid no U.S. Federal income taxes and no provision for U.S. Federal income taxes was required.
4) DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS: The Fund earns income, net of Series expenses, daily on its investment in the Series. Income dividends and distributions from net realized capital gains, if any, are normally distributed in February. Income dividends and capital gain distributions to shareholders are recorded on the ex-dividend date. To the extent the Fund's net realized capital gains, if any, can be offset by capital loss carryforwards, it is the policy of the Fund not to distribute such gains.
      The Fund distinguishes between dividends on a tax basis and a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits which result in temporary over-distributions for financial statement purposes are classified as distributions in excess of net investment income or accumulated net realized gains.
5) EXPENSE ALLOCATION: Expenses directly attributable to a fund are charged to that fund. Expenses not directly attributed to a fund are allocated, on the basis of relative net assets, to each of the Funds.

Neuberger Berman Advisers Management Trust             June 30, 1999 (Unaudited)
--------------------------------------------------------------------------------
          Growth Portfolio

6) OTHER: All net investment income and realized and unrealized capital gains and losses of the Series are allocated pro rata among the Fund and any other investors in the Series.

NOTE B -- ADMINISTRATION FEES, DISTRIBUTION ARRANGEMENTS, AND OTHER TRANSACTIONS
          WITH AFFILIATES:
   Fund shares are issued and redeemed in connection with investments in and payments under certain variable annuity contracts and variable life insurance policies issued through separate accounts of life insurance companies.
   The Fund retains Neuberger Berman Management Inc. ("Management") as its administrator under an Administration Agreement ("Agreement"). Pursuant to this Agreement the Fund pays Management an administration fee at the annual rate of 0.30% of the Fund's average daily net assets. The Fund indirectly pays for investment management services through its investment in the Series (see Note B of Notes to Financial Statements of the Series).
   Effective May 1, 1995, the trustees of the Trust adopted a non-fee distribution plan for each series of the Trust.
   Management has voluntarily undertaken to reimburse the Fund for its operating expenses plus its pro rata share of its Series' operating expenses (excluding the fees payable to Management, interest, taxes, brokerage commissions, extraordinary expenses, and transaction costs) which exceed, in the aggregate, 1.00% per annum of the Fund's average daily net assets. This undertaking is subject to termination by Management upon at least 60 days' prior written notice to the Fund. For the six months ended June 30, 1999, no reimbursement to the Fund was required.
   All of the capital stock of Management is owned by individuals who are also principals of Neuberger Berman, LLC ("Neuberger"), a member firm of The New York Stock Exchange and sub-adviser to the Series. Several individuals who are officers and/or trustees of the Trust are also principals of Neuberger and/or officers and/or directors of Management.
   The Series has an expense offset arrangement in connection with its custodian contract. In addition, in connection with the Securities Lending Agreement between the Series and Morgan Stanley & Co. Incorporated ("Morgan"), Morgan has agreed to reimburse the Series for transaction costs incurred on security lending transactions charged by the custodian through May 31, 1999. The impact of these arrangements, respectively, reflected in the Statement of Operations under the caption Expenses from Series, was a reduction of $104 and $2,384.

NOTE C -- INVESTMENT TRANSACTIONS:
   During the six months ended June 30, 1999, additions and reductions in the Fund's investment in its Series amounted to $114,988,731 and $229,105,451, respectively.

NOTE D -- UNAUDITED FINANCIAL INFORMATION:
   The financial information included in this interim report is taken from the records of the Fund without audit by independent auditors. Annual reports contain audited financial statements.

FINANCIAL HIGHLIGHTS
Neuberger Berman Advisers Management Trust
--------------------------------------------------------------------------------
          Growth Portfolio
   The following table includes selected data for a share outstanding throughout each period and other performance information derived from the Financial Statements. It should be read in conjunction with its Series' Financial Statements and notes thereto.(1)

                                              Six
                                             Months
                                             Ended
                                            June 30,
                                              1999                         Year Ended December 31,
                                            (UNAUDITED)(2) 1998(2)    1997(2)      1996(2)      1995(2)        1994
                                            -------------------------------------------------------------------------
Net Asset Value, Beginning of Period         $26.29        $30.54       $25.78       $25.86       $20.31       $24.28
                                            -------------------------------------------------------------------------
Income From Investment Operations
    Net Investment Income (Loss)               (.06)         (.10)        (.03)        (.07)         .01          .07
    Net Gains or Losses on Securities
 (both realized and unrealized)                 .71          4.12         7.06         2.34         6.26        (1.11)
                                            -------------------------------------------------------------------------
      Total From Investment Operations          .65          4.02         7.03         2.27         6.27        (1.04)
                                            -------------------------------------------------------------------------
Less Distributions
    Dividends (from net investment
 income)                                         --            --           --         (.01)        (.05)        (.12)
    Distributions (from net capital
 gains)                                       (1.41)        (8.27)       (2.27)       (2.34)        (.67)       (2.81)
                                            -------------------------------------------------------------------------
      Total Distributions                     (1.41)        (8.27)       (2.27)       (2.35)        (.72)       (2.93)
                                            -------------------------------------------------------------------------
Net Asset Value, End of Period               $25.53        $26.29       $30.54       $25.78       $25.86       $20.31
                                            -------------------------------------------------------------------------
Total Return(3)                               +3.02%(4)    +15.53%      +29.01%       +9.14%      +31.73%       -4.99%
                                            -------------------------------------------------------------------------
Ratios/Supplemental Data
    Net Assets, End of Period (in
 millions)                                   $511.6        $616.4       $583.7       $566.4       $537.8       $369.3
                                            -------------------------------------------------------------------------
    Ratio of Gross Expenses to Average
 Net Assets(5)                                  .90%(6)       .92%         .90%         .92%         .90%          --
                                            -------------------------------------------------------------------------
    Ratio of Net Expenses to Average Net
 Assets                                         .90%(6)       .92%         .90%         .92%         .90%         .84%
                                            -------------------------------------------------------------------------
    Ratio of Net Investment Income
 (Loss) to Average Net Assets                  (.45%)(6)     (.41%)       (.11%)       (.30%)        .04%         .26%
                                            -------------------------------------------------------------------------
    Portfolio Turnover Rate(7)                   --            --           --           --            9%          46%
                                            -------------------------------------------------------------------------

 SEE NOTES TO FINANCIAL HIGHLIGHTS

NOTES TO FINANCIAL HIGHLIGHTS
Neuberger Berman Advisers Management Trust             June 30, 1999 (Unaudited)
--------------------------------------------------------------------------------
          Growth Portfolio
1) The per share amounts which are shown have been computed based on the average number of shares outstanding during each fiscal period.
2) The per share amounts and ratios which are shown reflect income and expenses, including the Fund's proportionate share of the Series' income and expenses.
3) Total return based on per share net asset value reflects the effects of changes in net asset value on the performance of the Fund during each fiscal period and assumes dividends and other distributions, if any, were reinvested. Results represent past performance and do not guarantee future results. Investment returns and principal may fluctuate and shares when redeemed may be worth more or less than original cost. The total return information shown does not reflect charges and other expenses that apply to the separate account or the related insurance policies, and the inclusion of these charges and other expenses would reduce the total return for all fiscal periods shown.
4) Not annualized.
5) For fiscal periods ending after September 1, 1995, the Fund is required to calculate an expense ratio without taking into consideration any expense reductions related to expense offset arrangements.
6) Annualized.
7) The Fund transferred all of its investment securities into its Series on April 28, 1995. After that date the Fund invested only in its Series, and that Series, rather than the Fund, engaged in securities transactions. Therefore, after that date the Fund had no portfolio turnover rate. Portfolio turnover rates for periods ending after April 28, 1995, are included in the Financial Highlights of AMT Growth Investments, which appear elsewhere in this report.

SCHEDULE OF INVESTMENTS
Advisers Managers Trust                                June 30, 1999 (Unaudited)

--------------------------------------------------------------------------------
          AMT Growth Investments

  Number                                       Market
of Shares                                     Value(1)
----------                                  ------------
            COMMON STOCKS (96.3%)
BUSINESS SERVICES (5.9%)
   199,700  Avis Rent A Car                 $  5,816,262
   102,450  International Network Services     4,136,419
   439,600  Republic Services                 10,880,100
   140,800  USWeb Corp.                        3,124,000
   158,000  Valassis Communications            5,786,750
                                            ------------
                                              29,743,531
                                            ------------
CAPITAL GOODS (0.9%)
    16,200  E-Tek Dynamics                       770,512
    67,400  Waters Corp.                       3,580,625
                                            ------------
                                               4,351,137
                                            ------------
COMMUNICATIONS (11.4%)
    51,500  Adelphia Communications            3,276,688
   120,400  Frontier Corp.                     7,103,600
   203,900  Intermedia Communications          6,117,000
    69,400  Metromedia Fiber Network           2,494,062
   117,600  NTL Inc.                          10,135,650
   246,400  RSL Communications                 4,758,600
   143,500  Tellabs, Inc.                      9,695,219
    53,500  Uniphase Corp.                     8,881,000
   118,800  WinStar Communications             5,791,500
                                            ------------
                                              58,253,319
                                            ------------
CONSUMER CYCLICALS (8.9%)
   234,800  Capstar Broadcasting               6,427,650
   305,400  Cendant Corp.                      6,260,700
   146,100  Chancellor Media                   8,053,763
   138,700  Fortune Brands                     5,738,712
   146,100  Jones Intercable Class A           7,158,900
   124,900  SFX Entertainment                  7,993,600
   122,400  Starwood Hotels & Resorts
            Worldwide                          3,740,850
                                            ------------
                                              45,374,175
                                            ------------

  Number                                       Market
of Shares                                     Value(1)
----------                                  ------------
CONSUMER STAPLES (1.2%)
   120,600  Estee Lauder                    $  6,045,075
                                            ------------
ELECTRICAL EQUIPMENT (5.7%)
   217,000  Altera Corp.                       7,988,312
     9,900  Broadcom Corp.                     1,431,169
    57,300  Conexant Systems                   3,326,981
    80,500  Maxim Integrated Products          5,353,250
   123,200  PMC-Sierra                         7,261,100
    54,800  Vitesse Semiconductor              3,695,575
                                            ------------
                                              29,056,387
                                            ------------
ENERGY (4.0%)
   192,100  Coastal Corp.                      7,684,000
   288,300  Enron Oil & Gas                    5,838,075
   426,300  Union Pacific Resources Group      6,954,019
                                            ------------
                                              20,476,094
                                            ------------
FINANCIAL SERVICES (11.6%)
   174,000  Capital One Financial              9,689,625
   184,700  CheckFree Holdings                 5,090,794
   128,800  Donaldson, Lufkin & Jenrette       7,760,200
   133,900  E*TRADE Group                      5,347,631
    94,400  FINOVA Group                       4,967,800
   123,400  Kansas City Southern
            Industries                         7,874,463
    75,100  Lehman Brothers Holdings           4,674,975
    65,000  Nationwide Financial Services      2,941,250
    58,000  Providian Financial                5,423,000
    62,500  State Street                       5,335,937
                                            ------------
                                              59,105,675
                                            ------------
HARDWARE (5.2%)
   250,000  Adaptec, Inc.                      8,828,125
    84,100  Network Appliance                  4,699,087
   167,600  Sanmina Corp.                     12,716,650
                                            ------------
                                              26,243,862
                                            ------------

Advisers Managers Trust                                June 30, 1999 (Unaudited)

--------------------------------------------------------------------------------

          AMT Growth Investments

  Number                                       Market
of Shares                                     Value(1)
----------                                  ------------
HEALTH CARE (10.4%)
   165,600  Biogen, Inc.                    $ 10,650,150
   105,300  C. R. Bard                         5,034,656
    89,050  Cardinal Health                    5,710,331
   255,800  Elan Corp. ADR                     7,098,450
    64,900  Immunex Corp.                      8,270,694
    50,900  MiniMed Inc.                       3,916,119
    69,700  Sepracor Inc.                      5,663,125
    79,400  The Laser Center                   3,811,200
    35,400  Wellpoint Health Networks          3,004,575
                                            ------------
                                              53,159,300
                                            ------------
INTERNET (5.8%)
       100  Ask Jeeves                             1,400
    55,900  BroadVision, Inc.                  4,122,625
       100  Clarent Corp.                          1,500
    26,200  DoubleClick Inc.                   2,403,850
    29,700  Exodus Communications              3,562,144
    17,800  Inktomi Corp.                      2,324,012
    97,500  Intuit Inc.                        8,787,188
    36,000  Lycos, Inc.                        3,307,500
    43,700  PSINet Inc.                        1,911,875
    46,400  Safeguard Scientifics              2,876,800
                                            ------------
                                              29,298,894
                                            ------------
RETAIL (15.0%)
   138,400  Abercrombie & Fitch                6,643,200
   126,400  Ann Taylor Stores                  5,688,000
   157,600  Best Buy                          10,638,000
   189,300  Brinker International              5,146,594
    42,500  Circuit City Stores                3,952,500
    53,400  Costco Cos.                        4,275,337
   247,800  Food Lion Class B                  2,865,187
   154,200  Furniture Brands International     4,298,325
   153,700  Linens 'n Things                   6,724,375
   118,350  Office Depot                       2,611,097
  Number                                       Market
of Shares                                     Value(1)
----------                                  ------------
   302,150  Staples, Inc.                   $  9,347,766
   432,200  TJX Cos.                          14,397,663
                                            ------------
                                              76,588,044
                                            ------------
SOFTWARE (8.8%)
   281,400  Citrix Systems                    15,899,100
    55,400  Gemstar International Group        3,614,850
   329,300  Novell, Inc.                       8,726,450
   140,400  Siebel Systems                     9,319,050
    76,900  VERITAS Software                   7,300,694
                                            ------------
                                              44,860,144
                                            ------------
UTILITIES (1.5%)
   110,300  Montana Power                      7,776,150
                                            ------------
            TOTAL COMMON STOCKS
            (COST $355,921,037)              490,331,787
                                            ------------
Principal
  Amount
----------
            U.S. GOVERNMENT AGENCY
            SECURITIES (1.8%)
$9,150,000  Fannie Mae, Discount Notes,
            4.96%, due 7/6/99
            (COST $9,143,697)                  9,143,697(2)
                                            ------------
            REPURCHASE AGREEMENTS (1.8%)
 9,140,000  State Street Bank and Trust
            Co. Repurchase Agreement,
            4.70%, due 7/1/99, dated
            6/30/99, Maturity Value
            $9,141,193, Collateralized by
            $9,275,000 U.S. Treasury
            Notes, 5.75%, due 8/15/03
            (Collateral Value $9,415,915)
            (COST $9,140,000)                  9,140,000(2)
                                            ------------

Advisers Managers Trust                                June 30, 1999 (Unaudited)

--------------------------------------------------------------------------------

          AMT Growth Investments

Principal                                      Market
  Amount                                      Value(1)
----------                                  ------------
            SHORT-TERM INVESTMENTS (15.5%)
$79,004,816 N&B Securities Lending Quality
            Fund, LLC
            (COST $79,004,816)              $ 79,004,816(2)
                                            ------------
            TOTAL INVESTMENTS (115.4%)
            (COST $453,209,550)              587,620,300(3)
            Liabilities, less cash,
            receivables and other assets
            [(15.4%)]                        (78,410,956)
                                            ------------
            TOTAL NET ASSETS (100.0%)       $509,209,344
                                            ------------

SEE NOTES TO SCHEDULE OF INVESTMENTS

NOTES TO SCHEDULE OF INVESTMENTS
Advisers Managers Trust                                June 30, 1999 (Unaudited)
--------------------------------------------------------------------------------
          AMT Growth Investments
1) Investment securities of the Series are valued at the latest sales price; securities for which no sales were reported, unless otherwise noted, are valued at the mean between the closing bid and asked prices. The Series values all other securities by a method the trustees of Advisers Managers Trust believe accurately reflects fair value. Foreign security prices are furnished by independent quotation services expressed in local currency values. Foreign security prices are translated from the local currency into U.S. dollars using current exchange rates. Short-term debt securities with less than 60 days until maturity may be valued at cost which, when combined with interest earned, approximates market value.
2) At cost, which approximates market value.
3) At June 30, 1999, the cost of investments for U.S. Federal income tax purposes was $453,548,623. Gross unrealized appreciation of investments was $142,599,324 and gross unrealized depreciation of investments was $8,527,647, resulting in net unrealized appreciation of $134,071,677, based on cost for U.S. Federal income tax purposes.

SEE NOTES TO FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
Advisers Managers Trust
--------------------------------------------------------------------------------
          AMT Growth Investments

                                                       June 30,
                                                         1999
                                                     (UNAUDITED)
                                                    --------------
ASSETS
      Investments in securities, at market value*
       (Note A) -- see Schedule of Investments      $  587,620,300
      Cash                                                   8,804
      Receivable for securities sold                    12,081,052
      Dividends and interest receivable                  3,531,053
      Prepaid expenses and other assets                     47,065
      Deferred organization costs (Note A)                  16,066
                                                    --------------
                                                       603,304,340
                                                    --------------
LIABILITIES
      Payable for collateral on securities loaned
       (Note A)                                         79,004,816
      Payable for securities purchased                  11,412,681
      Accrued expenses and other payables                3,463,558
      Payable to investment manager (Note B)               213,941
                                                    --------------
                                                        94,094,996
                                                    --------------
NET ASSETS Applicable to Investors' Beneficial
  Interests                                         $  509,209,344
                                                    --------------

NET ASSETS consist of:
      Paid-in capital                               $  374,798,594
      Net unrealized appreciation in value of
       investment securities                           134,410,750
                                                    --------------
NET ASSETS                                          $  509,209,344
                                                    --------------
*Cost of investments                                $  453,209,550
                                                    --------------

SEE NOTES TO FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS
Advisers Managers Trust
--------------------------------------------------------------------------------
          AMT Growth Investments

                                                      For the
                                                     Six Months
                                                       Ended
                                                      June 30,
                                                        1999
                                                    (UNAUDITED)
                                                    ------------
INVESTMENT INCOME
    Income:
      Dividend income                               $   380,535
      Interest income                                   820,685
                                                    ------------
        Total income                                  1,201,220
                                                    ------------
    Expenses:
      Investment management fee (Note B)              1,423,862
      Custodian fees (Note B)                            80,464
      Trustees' fees and expenses                        12,847
      Auditing fees                                      12,345
      Amortization of deferred organization and
       initial offering expenses (Note A)                 9,569
      Legal fees                                          6,802
      Accounting fees                                     4,959
      Insurance expense                                   3,407
      Miscellaneous                                       6,252
                                                    ------------
        Total expenses                                1,560,507
      Expenses reduced by custodian fee expense
       offset arrangement (Note B)                       (2,488)
                                                    ------------
        Total net expenses                            1,558,019
                                                    ------------
        Net investment loss                            (356,799)
                                                    ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
    Net realized gain on investment securities
     sold                                            17,915,933
    Change in net unrealized appreciation of
     investment securities                           (5,024,093)
                                                    ------------
        Net gain on investments                      12,891,840
                                                    ------------
        Net increase in net assets resulting from
        operations                                  $12,535,041
                                                    ------------

SEE NOTES TO FINANCIAL STATEMENTS

STATEMENT OF CHANGES IN NET ASSETS
Advisers Managers Trust
--------------------------------------------------------------------------------
          AMT Growth Investments

                                           Six Months
                                              Ended           Year
                                            June 30,          Ended
                                              1999        December 31,
                                           (UNAUDITED)        1998
                                          -----------------------------
INCREASE (DECREASE) IN NET ASSETS:

FROM OPERATIONS:
    Net investment loss                   $    (356,799)  $   (453,556)
    Net realized gain on investments         17,915,933     30,290,239
    Change in net unrealized
     appreciation of investments             (5,024,093)    55,577,359
                                          -----------------------------
    Net increase in net assets resulting
     from operations                         12,535,041     85,414,042
                                          -----------------------------
TRANSACTIONS IN INVESTORS' BENEFICIAL
  INTERESTS:
    Additions                               114,988,731    197,047,525
    Reductions                             (229,105,451)  (258,097,221)
                                          -----------------------------
    Net decrease in net assets resulting
     from transactions in investors'
     beneficial interests                  (114,116,720)   (61,049,696)
                                          -----------------------------
NET INCREASE (DECREASE) IN NET ASSETS      (101,581,679)    24,364,346
NET ASSETS:
    Beginning of period                     610,791,023    586,426,677
                                          -----------------------------
    End of period                         $ 509,209,344   $610,791,023
                                          -----------------------------

SEE NOTES TO FINANCIAL STATEMENTS

NOTES TO FINANCIAL STATEMENTS
Advisers Managers Trust                                June 30, 1999 (Unaudited)
--------------------------------------------------------------------------------
          AMT Growth Investments

NOTE A -- SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:
1) GENERAL: AMT Growth Investments (the "Series") is a separate operating series of Advisers Managers Trust ("Managers Trust"), a New York common law trust organized as of May 24, 1994. Managers Trust is currently comprised of eight separate operating series. Managers Trust is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended.
      The assets of each series belong only to that series, and the liabilities of each series are borne solely by that series and no other.
2) PORTFOLIO VALUATION: Investment securities are valued as indicated in the notes following the Series' Schedule of Investments.
3) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Dividend income is recorded on the ex-dividend date or, for certain foreign dividends, as soon as the Series becomes aware of the dividends. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, including accretion of original issue discount, where applicable, and accretion of discount on short-term investments, is recorded on the accrual basis. Realized gains and losses from securities transactions are recorded on the basis of identified cost.
4) TAXES: Managers Trust intends to comply with the requirements of the Internal Revenue Code. Each series of Managers Trust also intends to conduct its operations so that each of its investors will be able to qualify as a regulated investment company. Each series will be treated as a partnership for U.S. Federal income tax purposes and is therefore not subject to U.S. Federal income tax.
5) ORGANIZATION EXPENSES: Expenses incurred by the Series in connection with its organization are being amortized on a straight-line basis over a five-year period. At June 30, 1999, the unamortized balance of such expenses amounted to $16,066.
6) EXPENSE ALLOCATION: Expenses directly attributable to a series are charged to that series. Expenses not directly attributed to a series are allocated, on the basis of relative net assets, to each of the series of Managers Trust.
7) SECURITY LENDING: Securities loans involve certain risks in the event a borrower should fail financially, including delays or inability to recover the lent securities or foreclose against the collateral. The investment manager, under the general supervision of Managers Trust's Board of Trustees, monitors the creditworthiness of the parties to whom the Series makes security loans. The Series will not lend securities on which covered call options have been written, or lend securities on terms which would prevent investors from qualifying as a regulated investment company. The Series entered into a Securities Lending Agreement with Morgan Stanley & Co. Incorporated ("Morgan"). The Series receives cash collateral equal to at least 100% of the current market value of the loaned securities. The Series invests the cash collateral in the N&B Securities Lending Quality Fund, LLC ("investment vehicle"), which is managed by State Street Bank and Trust Company ("State Street") pursuant to guidelines approved by Managers Trust's investment manager. Income earned on the investment vehicle is paid to Morgan monthly. The Series receives a fee, payable monthly, negotiated by the Series and Morgan, based on the number and duration of the lending transactions. At June 30, 1999, the value of the securities loaned and the value of the collateral were $77,455,702 and $79,004,816, respectively.

Advisers Managers Trust                                June 30, 1999 (Unaudited)
--------------------------------------------------------------------------------
          AMT Growth Investments

8) REPURCHASE AGREEMENTS: The Series may enter into repurchase agreements with institutions that the Series' investment manager has determined are creditworthy. Each repurchase agreement is recorded at cost. The Series requires that the securities purchased in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the Series to obtain those securities in the event of a default under the repurchase agreement. The Series monitors, on a daily basis, the value of the securities transferred to ensure that their value, including accrued interest, is greater than amounts owed to the Series under each such repurchase agreement.

NOTE B -- MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES:
   The Series retains Neuberger Berman Management Inc. ("Management") as its investment manager under a Management Agreement. For such investment management services, the Series pays Management a fee at the annual rate of 0.55% of the first $250 million of the Series' average daily net assets, 0.525% of the next $250 million, 0.50% of the next $250 million, 0.475% of the next $250 million, 0.45% of the next $500 million, and 0.425% of average daily net assets in excess of $1.5 billion.
   All of the capital stock of Management is owned by individuals who are also principals of Neuberger Berman, LLC ("Neuberger"), a member firm of The New York Stock Exchange and sub-adviser to the Series. Neuberger is retained by Management to furnish it with investment recommendations and research information without added cost to the Series. Several individuals who are officers and/or trustees of Managers Trust are also principals of Neuberger and/or officers and/or directors of Management.
   The Series has an expense offset arrangement in connection with its custodian contract. In addition, in connection with the Securities Lending Agreement between the Series and Morgan, Morgan has agreed to reimburse the Series for transaction costs incurred on security lending transactions charged by the custodian through May 31, 1999. The impact of these arrangements, respectively, reflected in the Statement of Operations under the caption Custodian fees, was a reduction of $104 and $2,384.

NOTE C -- SECURITIES TRANSACTIONS:
   During the six months ended June 30, 1999, there were purchase and sale transactions (excluding short-term securities) of $338,688,917 and $440,770,110, respectively.
   During the six months ended June 30, 1999, brokerage commissions on securities transactions amounted to $637,771, of which Neuberger received $269,738, and other brokers received $368,033.

NOTE D -- COMBINED LINE OF CREDIT:
   At June 30, 1999, the Series was a holder of a committed, unsecured $100,000,000 combined line of credit with State Street, to be used only for temporary or emergency purposes. Interest is charged on borrowings under this agreement at the overnight Federal Funds Rate plus 0.75% per annum. A facility fee of 0.07% per annum of the available line of credit is charged, of which the Series has agreed to pay its pro rata share, based on the ratio of its individual net assets to the net assets of all the participants at the time the fee is due and payable. The fee is paid quarterly in arrears. No compensating balance is required. Other investment companies managed by Management also participate in the line of credit on the same terms. Because several investment companies participate, there is no

Advisers Managers Trust                                June 30, 1999 (Unaudited)
--------------------------------------------------------------------------------
          AMT Growth Investments
assurance that the Series will have access to the entire $100,000,000 at any particular time. The Series had no loans outstanding pursuant to this line of credit at June 30, 1999, nor had the Series utilized this line of credit at any time prior to that date.

NOTE E -- UNAUDITED FINANCIAL INFORMATION:
   The financial information included in this interim report is taken from the records of the Series without audit by independent auditors. Annual reports contain audited financial statements.

FINANCIAL HIGHLIGHTS
Advisers Managers Trust
--------------------------------------------------------------------------------
          AMT Growth Investments

                                                                                                 Period
                                                                                                  from
                                              Six                                                May 1,
                                             Months                                             1995(1)
                                             Ended                                                 to
                                            June 30,                                            December
                                              1999            Year Ended December 31,             31,
                                            (UNAUDITED)    1998         1997         1996         1995
                                            ------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
  Gross Expenses(2)                             .59%(3)       .58%         .58%         .59%        .59%(3)
                                            ------------------------------------------------------------
  Net Expenses                                  .59%(3)       .58%         .58%         .59%        .59%(3)
                                            ------------------------------------------------------------
  Net Investment Income (Loss)                 (.13%)(3)     (.08%)        .21%         .04%        .31%(3)
                                            ------------------------------------------------------------
Portfolio Turnover Rate                          66%           83%         113%          57%         35%
                                            ------------------------------------------------------------
Net Assets, End of Period (in millions)      $509.2        $610.8       $586.4       $568.6      $600.8
                                            ------------------------------------------------------------

1) The date investment operations commenced.

2) The Series is required to calculate an expense ratio without taking into consideration any expense reductions related to expense offset arrangements.

3) Annualized.